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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2000-1




Section 7.3 Indenture                Distribution Date:               11/15/2004
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(i)   Amount of the distribution allocable to principal of the Notes
           Class A Principal Payment                                       0.00
           Class B Principal Payment                                       0.00
           Class C Principal Payment                                       0.00
                     Total

      Amount of the distribution allocable to the principal on the Notes per
       $1,000 of the initial principal balance of the Notes
           Class A Principal Payment                                       0.00
           Class B Principal Payment                                       0.00
           Class C Principal Payment                                       0.00
                     Total

(ii)  Amount of the distribution allocable to the interest on the Notes
           Class A Note Interest Requirement                       1,317,500.00
           Class B Note Interest Requirement                         119,479.17
           Class C Note Interest Requirement                         179,910.39
                     Total                                         1,616,889.56

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
           Class A Note Interest Requirement                            1.75667
           Class B Note Interest Requirement                            1.91167
           Class C Note Interest Requirement                            2.23889

(iii) Aggregate Outstanding Principal Balance of the Notes
           Class A Note Principal Balance                           750,000,000
           Class B Note Principal Balance                            62,500,000
           Class C Note Principal Balance                            80,357,000

(iv)  Amount on deposit in Owner Trust Spread Account              8,928,570.00

(v)   Required Owner Trust Spread Account Amount                   8,928,570.00



                                         By:
                                                            --------------------

                                         Name:              Patricia M. Garvey
                                         Title:             Vice President


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